Exhibit 10.6

THIS AGREEMENT AND THE RIGHTS OF THE SECURED PARTY EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT, DATED MARCH 21, 2005 AMONG FAMILYMEDS, INC., DRUGMAX, INC., VALLEY DRUG COMPANY, AND VALLEY DRUG COMPANY SOUTH, AS THE COMPANIES, AMERISOURCEBERGEN DRUG CORPORATION AS THE SUBORDINATED CREDITOR AND GENERAL ELECTRIC CAPITAL CORPORATION, AS AGENT, AND ANY FUTURE SENIOR LENDERS, AS SENIOR LENDER (SUCH AGREEMENT, THE “SUBORDINATION AGREEMENT”). ANY ASSIGNEE BY ACCEPTANCE OF SUCH ASSIGNMENT AGREES TO BE BOUND BY THE TERMS THEREOF.

SUBORDINATED SECURITY AGREEMENT

Each of the corporations appearing on the signature page(s) hereto (hereinafter each called “Debtor” and collectively “Debtors”) hereby agrees that, upon the occurrence and during the continuance of the Condition (as defined below), each Debtor shall be deemed to have automatically and without any further action of any party hereto granted to AmerisourceBergen Drug Corporation, a Delaware corporation with an office at 1300 Morris Drive, Chesterbrook, PA 19087 (hereinafter called “Secured Party”), to secure the payment and performance of all obligations, liabilities and indebtedness of such Debtor to Secured Party, whether direct or indirect, absolute or contingent, now due or to become due, now existing or hereinafter arising,:

(1) under, from or with respect to that certain $11,500,000 Subordinated Promissory Note dated of even date herewith from Familymeds, Inc. to Secured Party (the “Note”);

(2) under, from or with respect to that certain $11,500,000 Subordinated Convertible Debenture dated of even date herewith from DrugMax, Inc. to Secured Party (the “Debenture”);

(3) under, from or with respect to those certain Continuing Guaranty Agreements dated of even date herewith from each Debtor for the benefit of Secured Party (each a “Guaranty “ and together “Guaranties”) and all amendments of, supplements to and substitutions for such Guaranties and collateral documents;

(4) all expense of Secured Party in protecting any collateral or enforcing any rights under the Note, Debenture and Guaranties, this Security Agreement or any other collateral documents, including reasonable attorney’s fees (subject to any limitations set forth in the Subordination Agreement on the rights of the Secured Party to protect the collateral or enforce any such rights)

(collectively, hereinafter called the “Obligations”) a lien upon and security interest in the following personal property of Debtors at the occurrence and during the continuance of a Condition (as defined below), and any and all additions, substitutions, accessions and proceeds thereto or thereof (collectively, the “Collateral”):

(i) all of the Debtors’ Accounts, General Intangibles, Securities, Instruments, Chattel Paper and Instruments then existing or hereafter arising;

(ii) all guarantees of Debtors’ existing and future Accounts, General Intangibles, Chattel Paper and Instruments and all other security held by the Debtor for the payment and satisfaction thereof;

(iii) all of the Debtors’ Inventory then owned or hereafter acquired;

(iv) all of the Debtors’ Equipment then owned or hereafter acquired;

(v) all of the Debtors’ books and records which relate to the Debtors’ Inventory, Equipment, Accounts, General Intangibles, Chattel Paper and Instruments or guarantees thereof;

(vi) all of Debtors’ then owned or thereafter acquired deposit accounts;

(vii) all insurance on all of the foregoing and the proceeds of that insurance;

(viii) all of Debtors’ money and other property of every kind and nature then or at any time or times thereafter in the possession of or under the control of Secured Party; and

(ix) all cash and noncash proceeds and products of all of the foregoing and the proceeds and products of other proceeds and products.

Patient medical records shall not constitute Collateral hereunder notwithstanding anything contained in this Agreement.

Notwithstanding any other provision of this Security Agreement to the contrary, the parties hereby agree that (A) the security interest and lien described herein with respect to the Collateral shall only attach, if at all, upon the occurrence and during the continuance of a Condition, and (B) any such security interest and lien described herein that attaches upon any such Condition shall automatically be released without any action by any party hereto upon the waiver or cure of such Condition under the terms of the Note, if a default under the Note caused the Condition, or under the terms of the Debenture, if a default under the Debenture caused the Condition.

As used herein:

(A) “Account” means any account as that term is defined in the Uniform Commercial Code as in effect in the jurisdiction of Debtor’s organization (the “U.C.C.”) and includes any right of the Debtor to payment for goods sold or leased or for services rendered or money loaned which is not evidenced by an instrument or chattel paper (as those terms are defined in the U.C.C.) whether or not it has been earned by performance.

(B) “Chattel Paper” means any chattel paper as that term is defined in the U.C.C.

(C) “Condition” means either (i) the occurrence and continuance of any Event of Default described in Section 2.1(a) of the Note or Section 8.1(a) of the Debenture, after the Secured Party has given General Electric Capital Corporation (“GECC”), written notice of such Event of Default at the notice address for GECC set forth in the Subordination Agreement and fifteen (15) days have passed since receipt by GECC of such notice, or (ii) both (1) an Event of Default described in any of Sections 8.1(b), 8.1(c), 8.1(d) and 8.1(e) of the Debenture shall have occurred and be continuing and (2) on the next Quarterly Payment Date following such Event of Default under any of Sections 8.1(b), 8.1(c), 8.1(d) and 8.1(e) of the Debenture DrugMax fails to make the required Quarterly Principal Payment and Quarterly Interest Payment in cash.

(D) “Equipment” means any equipment as that term is defined in the U.C.C. and shall include, without limitation, all equipment, machinery, appliances, tools, furniture and tangible personal property, whether or not the same are or may become fixtures, used or bought for use primarily in the Debtors’ business or leased by the Debtor to others, of every nature, presently existing or hereafter acquired or created, wherever located, additions, accessories and improvements thereto and substitutions therefor and all parts which may be attached to or which are necessary for the operation and use of such personal property or fixtures, whether or not the same shall be deemed to be affixed to real property, and all rights under or arising out of present or future contracts relating to the foregoing. All equipment is and shall remain personal property irrespective of its use or manner of attachment to real property.

(E) “General Intangibles” means all general intangibles as that term is defined in the U.C.C., including, without limitation, all books, correspondence, credit files, records and other documents, computer programs, computer tapes and cards and other paper and documents in the possession or control of the Debtor or in the possession or control of any affiliate or computer service bureau, and all contract rights, claims, chooses in action, judgments, patents, patent applications, trademarks, license agreements, royalty payments, copyrights, service names, service marks, logos, goodwill and deposit accounts.

(F) “Instruments” means all instruments as that term is defined in the U.C.C.

(G) “Inventory” means any inventory as that term is defined in the U.C.C. and shall include tangible personal property held for sale or lease or to be furnished under contracts of service, tangible personal property which the Debtor has so leased or furnished, and raw materials, work in process and materials used, produced or consumed in the Debtors’ business, and shall include tangible personal property returned to the Debtor by a purchaser or lessor thereof following the sale or lease thereof by the Debtor. All equipment, accessories and parts related to, attached to or added to items of Inventory or used in connection therewith and all accessions thereto shall be deemed to be part of the Inventory.

(H) “Prior Lien” means the existing lien on Debtors’ assets in favor of General Electric Capital Corporation (“GECC”), as Agent for itself and Bank of America, NA, or any lien on Debtors’ assets granted to any successor Senior Lender (as defined in the Subordination Agreement).

(I) “Proceeds” means whatever is received when Collateral is sold, exchanged, collected or otherwise disposed of.

(J) “Subordination Agreement” means the agreement dated of even date herewith by and among GECC, as Agent, and any other Senior Lenders (as defined therein) as Senior Lender, Secured Party and Debtors.

Secured Party agrees that (i) no enforcement action pursuant to this Agreement shall be taken due to any Condition unless all events of default are not cured within 45 days after the commencement of such Condition; and (ii) the security interest granted under this Agreement upon the occurrence and continuance of any Condition will be automatically released if such Condition is cured or ceases to exist within 45 days after the commencement of such Condition; provided, however, that such release upon a Condition being cured or ceasing to exist may only occur once in any period of 365 consecutive days. Without limiting the generality of the foregoing, a “Condition” as defined in part (ii) of this definition thereof shall cease to exist even if a default under Sections 8.1(b), 8.1(c), 8.1(d) or 8.1(e) of the Debenture has occurred and is continuing so long as DrugMax makes required Quarterly Principal Payments and Quarterly Interest Payments in cash thereafter. Upon any release of the security interest in accordance with this paragraph, the Secured Party hereby authorizes the Debtors or GECC to terminate any UCC financing statements filed by Secured Party against any Debtor if the Secured Party fails to terminate such UCC financing statements within 5 days after such release. If the security interest is released in accordance with this paragraph, a security interest will re-attach should any subsequent Condition occur. Except for the express provisions relating to cure periods set forth in this Agreement, no provision of this Agreement shall be deemed or construed to create or extend any cure periods with respect to the Note or Debenture beyond those set forth in the Note or Debenture, as applicable, or to permit the cure of an Event of Default other than as permitted under the Note or Debenture.

Upon the occurrence and during the continuance of a Condition and subject to the terms and conditions of the Subordination Agreement, the Debtors shall warrant and covenant that:

(a) The Collateral and Debtors’ records with respect to its Accounts will be kept at Debtors’ addresses shown on the Guaranties until such time as written consent to a change of location is obtained from Secured Party.

(b) Except for the security interest to be granted hereby, the Prior Lien and “Permitted Encumbrances,” as defined in the First Amendment to Credit Agreement of December 9, 2004 among GECC, as Agent and certain of the Debtors, Debtors are the owner of the Collateral free from all encumbrances and will defend the same against the claims and demands of all persons. Except for the Prior Lien and Permitted Encumbrances, Debtors will not pledge, mortgage or create, or suffer to exist, a security interest in the Collateral in favor of any person other than Secured Party, and will not sell or transfer the Collateral or any interest therein except in the ordinary course of its business without the prior written consent of Secured Party.

(c) The Collateral shall remain personal property irrespective of the manner of its attachment to any real estate.

(d) Debtors will immediately notify Secured Party in writing of any change in address from that shown in the Guaranties, any change of state of incorporation or other organization from the state shown in this Agreement, any change of name from the name shown in this Agreement, and shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances, and instruments as Secured Party may require more completely to vest in and assure to Secured Party its rights hereunder or in any of the Collateral.

(e) Subject to the terms and conditions of the Subordination Agreement, upon the occurrence and during the continuance of the Condition and upon further occurrence of any of the following events or conditions: (i) default in the payment or performance of any of the Obligations of a Debtor, of any liability or obligation to Secured Party of any maker, endorser, guarantor or surety of or for any of such Obligations, or of any covenant or liability contained or referred to herein or in any note, instrument, document or agreement evidencing any such Obligations; (ii) any representation or warranty of a Debtor to induce Secured Party to enter into this Agreement or to extend credit terms to Debtors proving false or erroneous in any material respect; (iii) material loss, material theft, material damage, destruction, sale (other than in the ordinary course of business) or encumbrances of or to the Collateral, or the making of any levy, thereon or seizure or attachment thereof by legal process; (iv) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against any Debtor, or any endorser, guarantor or surety of or for any Obligation; thereupon, and as long as such default continues, Secured Party may, subject to the terms of the Subordination Agreement, without notice or demand declare all of the Obligations to be immediately due and payable, and Secured Party shall then have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the U.C.C., including without limitation thereto the right to take immediate possession of the Collateral, and for the purpose Secured Party may, so far as Debtors can give authority therefore, enter upon any premises on which the Collateral, or any part thereof, may be situated and remove the same there from. Debtors will upon demand make the Collateral available to Secured Party at a place and time designed by Secured Party which is reasonably convenient to both parties. Secured Party will give Debtor at least ten days’ prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale thereof is to be made. From the proceeds of the sale, Secured Party shall be entitled to retain (i) all sums secured hereby, (ii) its reasonable expenses of retaking, holding, preparing for sale and selling and (iii) reasonable legal expenses incurred by it in connection herewith and with such sale. No waiver by Secured Party of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on another occasion.

(f) Subject to the terms and conditions of the Subordination Agreement, in the event of the Secured Party’s exercising any of its rights and remedies of a secured party under the U.C.C. or by any person, firm, corporation or other entity who has guaranteed the Debtors’ obligations to the Secured Party, the Secured Party shall have the right to conduct a sale under this Security Agreement and Guarantee singly, jointly or concurrently, and in such order as, in the opinion of the Secured Party, it deems best to protect the interest of the Secured Party. The Secured Party, in the event of a sale under this Security Agreement or under any such Guarantee, shall have the right to offer all, or a portion, of the secured assets hereunder and all, or a portion, of the assets under the Guarantee, separately, or as an entirety, or in any combination thereof, and the income of such sale accounted for in one account, without distinction between the items of security, or without assigning to them any proportion of such income, the Debtor hereby waiving the application of any doctrine of marshaling.

(g) Upon the occurrence and during the continuance of a Condition, Secured Party is hereby authorized to file such U.C.C. financing statements relating to Collateral in any jurisdiction, and the Debtors shall pay all costs and expenses of filing the same or of filing this Security Agreement in all public filing offices. Upon the occurrence and during the continuance of a Condition, the original or a copy of this Security Agreement may be filed as a financing statement.

(h) Subject to the terms and conditions of the Subordination Agreement, upon the occurrence and during the continuance of a Condition, Debtors hereby constitute and appoint Secured Party the true and lawful attorney of Debtors with full power of substitution to take any and all appropriate action and to execute any and all documents or instruments that may be necessary or desirable to accomplish the purpose and carry out the terms of this Security Agreement. The foregoing power of attorney is coupled with an interest and shall be irrevocable until all of the Obligations have been paid and performed in full.

Secured Party agrees that nothing in this Agreement shall be construed to create an event of default under the Note due solely to the occurrence of an event of default under the Debenture, or to create an event of default under the Debenture due solely to the occurrence of an event of default under the Note.

Debtors hereby warrant and covenant from and after the date hereof:

(a) Debtors waive demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect both to the Obligations and the Collateral, Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Secured Party may deem advisable. Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto beyond the safe custody thereof. Secured Party may exercise its rights with respect to the Collateral without resorting or regard to other collateral or sources of reimbursement for liability. Secured Party shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver is in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Secured Party on the Obligations or the Collateral, whether evidenced hereby or by any other instrument or paper, shall be cumulative and may be exercised separately or concurrently.

(b) This Agreement and all rights and obligations hereunder, including matters of construction, validity and performances, shall be governed by the law of the Commonwealth of Pennsylvania.

(c) Except for the security interest to be granted hereby and the Prior Lien, Debtors are the owner of the Collateral free from all encumbrances and will defend the same against the claims and demands of all persons. Except for the Prior Lien and “Permitted Encumbrances,” as defined in the First Amendment to Credit Agreement of December 9, 2004 among GECC, as Agent and certain of the Debtors, Debtors will not pledge, mortgage or create, or suffer to exist, a security interest in the Collateral in favor of any person other than Secured Party.

(d) The rights granted herein shall be cumulative of, and shall not supercede, any rights in the Collateral or otherwise which Secured party may have pursuant to any other document or instrument or at law; provided, however, that the Secured Party hereby authorizes the Debtors or GECC to terminate on the date hereof UCC financing statement number 09-1037555 filed by Secured Party against Valley Drug Company South in Caddo Parish, Louisiana and any other UCC financing statements filed by the Secured Party against any debtor on or before the date hereof.

(e) This Agreement may be executed in one or more counterparts and each such counterpart shall constitute an original, and all such counterparts together shall constitute one and the same instrument.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

Notwithstanding any other provision of this Security Agreement to contrary, the rights and remedies of the Secured Party hereunder are subject to the terms and conditions of the Subordination Agreement. In the event of any direct conflict between the terms and conditions of this Security Agreement and the Subordination Agreement, the terms and conditions of the Subordination Agreement shall prevail.

IN WITNESS WHEREOF, Debtors and Secured Party have executed this Agreement on this 21st day of March, 2005.

DrugMax, Inc.		Familymeds Holdings, Inc.

By:		By:
	Edgardo A. Mercadante		Edgardo A. Mercadante
	President and CEO		President and CEO

Familymeds, Inc.		Valley Drug Company South

By:		By:
	Edgardo A. Mercadante		Edgardo A. Mercadante
	President and CEO		President and CEO

Valley Drug Company

By:
Edgardo A. Mercadante
President and CEO

AmerisourceBergen Drug Company

By:
Name:
Title:

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